Exhibit 21

LIST OF SUBSIDIARIES

Name	Jurisdiction of Incorporation or Organization
259 Pitt Street Pty Ltd.	Australia
90210 Biltmore Management, LLC	Delaware
90210 Desert Resorts Management Co., LLC	Delaware
90210 Grand Wailea Management Co., LLC	Delaware
90210 LLC	Delaware
90210 Management Company, LLC	Delaware
Adana Hilton Enternasyonal Otelcilik Limited Sirketi	Turkey
Adda Hotels	England, UK
Adda Properties Limited	England, UK
Addis Ababa Hilton Private Limited Company	Ethiopia
Admiral Holdings Australia Pty Ltd	Australia
Admiral I Pty Limited	Australia
Admiral II Pty Limited	Australia
Admiral III Pty Limited	Australia
Admiral Investments Pty Limited	Australia
African American Investment Corporation (Pty) Ltd	South Africa
African American Properties (Pty) Ltd.	South Africa
African American Properties Hotels (Pty) Ltd.	South Africa
Andiamo’s O’Hare, LLC	Delaware
Ankara Enternasyonel Otelcilik Anonim Sirketi	Turkey
Aro Participation Limited	England, UK
Atlanta Perimeter Hotel Owner LLC	Delaware
ATM Hotels Pty. Limited	Australia
Avenue Louise Hotel Partners S.N.C.	Belgium
Bally’s Grand Property Sub I, LLC	Nevada
Belfast Hilton Limited	Northern Ireland, UK
Blue Bonnet Security, LLC	Delaware
Bondarea Limited	Scotland, UK
Bradley Court Limited	England, UK
Brasilton Contagem Hoteis e Turismo SA (In Liquidation)	Brazil
Brighton at Kingston Plantation, L.L.C.	Delaware
Buckingham’s Chicago, LLC	Delaware
Chesterfield Village Hotel, L.L.C.	Missouri
Chicago Hilton LLC	Delaware
CHW Holdings, LLC	Delaware
Clive Hall Limited	England, UK
Club Mack OPCO, L.L.C.	Nevada
Comfort Hotels International Limited	England, UK
Comfort Hotels Limited	England, UK
Comfort Inns BV	Netherlands
Comfort Lodge (U.K.) Limited	England, UK
Comfort Lodge Limited	England, UK
Compris Hotel LLC	Delaware
Conrad Franchise LLC	Delaware
Conrad International (Belgium) LLC	Nevada
Conrad International (Egypt) LLC	Nevada
Conrad International (Egypt) Resorts Corporation	Nevada
Conrad International (Indonesia) Corporation	Nevada
Conrad International (Thailand) Limited	Thailand
Conrad International Hotels (HK) Limited	Hong Kong
Conrad International Investment (Jakarta) Corporation	Nevada
Conrad International Manage (CIS) LLC	Delaware
Conrad International Management Services (Singapore) Pte Ltd	Singapore
Conrad Management LLC	Delaware

Coylumbridge Highland Lodges (Management) Limited	Scotland, UK
Craigendarroch Limited	Scotland, UK
Crystal City LLC	Delaware
Destination Resort Affiliates	Arizona
Destination Resorts LLC	Arizona
DJONT Leasing LLC	Delaware
Domhotel GmbH	Germany
Doubletree De Mexico, S.A. De C.V.	Mexico
Doubletree DTWC LLC	Delaware
Doubletree Franchise LLC	Delaware
Doubletree Hotel Systems LLC	Arizona
Doubletree Hotels LLC	Arizona
Doubletree International Franchise LLC	Delaware
Doubletree LLC	Delaware
Doubletree Management LLC	Delaware
Doubletree Partners	Delaware
DR Spokane City Center LLC	Delaware
DT Management LLC	Arizona
DT Ontario Hotel Partners	California
DT Real Estate, Inc.	Arizona
DTM Atlanta/Legacy, Inc.	Arizona
DTM Cambridge, Inc.	Massachusetts
DTM Coconut Grove, Inc.	Arizona
DTM Largo, Inc.	Arizona
DTM Maryland, Inc.	Arizona
DTM Santa Clara LLC	Arizona
DTM Walnut Creek, Inc.	Arizona
DTR FCH Holdings, Inc.	Arizona
DTR Houston, Inc.	Arizona
DTR PAH Holding, Inc.	Arizona
DTR San Antonio, Inc.	Arizona
DTR TM Holdings, Inc.	Arizona
DTWC Spokane City Center SPE, LLC	Delaware
Dunkeld Lodges (Management) Limited	Scotland, UK
Durban Hotel Asset Trust	South Africa
EJP LLC	Delaware
Embassy Development LLC	Delaware
Embassy Equity Development LLC	Delaware
Embassy Memphis Corporation	Tennessee
Embassy Suites (Isla Verde), Inc.	Delaware
Embassy Suites (Puerto Rico), Inc.	Delaware
Embassy Suites Club No. 1, Inc.	Kansas
Embassy Suites Club No. Three, Inc.	Louisiana
Embassy Suites Club No. Two, Inc.	Texas
Embassy Suites Franchise LLC	Delaware
Embassy Suites International Franchise LLC	Delaware
Embassy Suites Management LLC	Delaware
Embassy Syracuse Development LLC	Delaware
EPAM Corporation	Delaware
EPT Kansas City Limited Partnership	Delaware
EPT Meadowlands Limited Partnership	Delaware
Exhibition Hall Brighton	England, UK
Fess Parker-Red Lion Hotel	California
Florida Conrad International Corp.	Florida
Global Resort Partners	Hawaii
Grand Vacations Realty, LLC	Delaware
Grand Vacations Services LLC	Delaware
Grand Vacations Title, LLC	Delaware
Greatkey Limited	England, UK
Grundstucksgesellschaft Belvederer Allee Weimar mbH	Germany

GSP Investments 1, LLC	Hawaii
H Alliance, Inc.	Delaware
Hampton Inns Franchise LLC	Delaware
Hampton Inns LLC	Delaware
Hampton Inns Management LLC	Delaware
Hapeville Hotel Limited Partnership	Delaware
Hapeville Investors, LLC	Delaware
HFS San Francisco Liquor License, LLC	Delaware
HGV Depositor LLC	Delaware
HHC BC Orlando, LLC	Delaware
HHC One Park Boulevard, LLC	Delaware
HHC/PTC, LLC	Delaware
HI (Maldives) Pte Limited	Maldives
HI Hotel Management (Guam), Inc.	Guam
HI Investment (Colombia) EU	Colombia
HI US Finance LLC	Delaware
HI US Investments Unlimited	England, UK
HIC Dormant Holding LLC	Delaware
HIC First Corporation	Delaware
HIC Gaming California, Inc	California
HIC Group Finance Limited	England, UK
HIC Group International Luxembourg S.a.r.l.	Luxembourg
HIC Holdings BV	Netherlands
HIC Holdings Corporation	Delaware
HIC Hotels U.S.A. Corporation	Delaware
HIC Racing (Chiswick) Limited	England, UK
HIC Racing Corporation	Delaware
HIC Roissy Netherlands BV	Netherlands
HIC San Pablo Limited, Inc	California
HIC San Pablo, L.P.	California
HIC Second Corporation	Delaware
HIC Treasury Limited	England, UK
HIH Sweden AB	Sweden
Hilstock Hotel Holding Corporation	Delaware
Hilton (Hellas) Monoprosopi EPE	Greece
Hilton Argentina SRL	Argentina
Hilton Beverage LLC	Delaware
Hilton Canada Co.	Canada
Hilton Canada ULC	Canada
Hilton Chicago Beverage I LLC	Delaware
Hilton Chicago Beverage II LLC	Delaware
Hilton Chicago Beverage III LLC	Delaware
Hilton Chicago Beverage IV LLC	Delaware
Hilton CMBS Holdings LLC	Delaware
Hilton Copenhagen ApS	Denmark
Hilton Corporate Director LLC	Delaware
Hilton CP Management LLC	Delaware
Hilton CP Operator LLC	Delaware
Hilton Cyprus Limited	Cyprus
Hilton do Brasil Ltd	Brazil
Hilton Domestic Property LLC	Delaware
Hilton Egypt Lil Tigara	Egypt
Hilton El Con Management LLC	Delaware
Hilton El Con Operator LLC	Delaware
Hilton EL Segundo LLC	Delaware
Hilton Electronic Distribution Systems, LLC	Delaware
Hilton Embassy Holdings LLC	Delaware
Hilton Energy Investments, LLC	Delaware
Hilton Enternasyonal Otelcilik AS	Turkey
Hilton ESJ Management LLC	Delaware
Hilton ESJ Operator LLC	Delaware

Hilton Finance (UK) Limited	England, UK
Hilton Franchise Holding LLC	Delaware
Hilton Franchise LLC	Delaware
Hilton Garden Inns Franchise LLC	Delaware
Hilton Garden Inns Management LLC	Delaware
Hilton Grand Vacations Club, LLC	Delaware
Hilton Grand Vacations Company, LLC	Delaware
Hilton Grand Vacations Financing, LLC	Delaware
Hilton Grand Vacations Japan, LLC	Japan
Hilton Grand Vacations Management, LLC	Nevada
Hilton Grand Vacations Trust 2013-A	Delaware
Hilton Grand Vacations Trust 2014-A	Delaware
Hilton Grand Vacations Trust I LLC	Delaware
Hilton Hawaii Corporation	Delaware
Hilton Hawaiian Village LLC	Hawaii
Hilton HHC Limited	England, UK
Hilton HHonors Worldwide, L.L.C.	Delaware
Hilton HIH Limited	England, UK
Hilton Holdings LLC	Nevada
Hilton Hospitality LLC	Nevada
Hilton Hotel Management (Shanghai) Co Ltd	China
Hilton Hotel Management Services Private Limited	India
Hilton Hotel Service Co Limited	Japan
Hilton Hotels (Ireland) Limited	Ireland
Hilton Hotels of Australia (Melbourne) Pty Ltd	Australia
Hilton Hotels of Australia Pty Limited	Australia
Hilton Illinois Holdings LLC	Delaware
Hilton Illinois LLC	Nevada
Hilton Inns LLC	Delaware
Hilton Insurance Corporation	Vermont
Hilton Internacional de Venezuela CA	Venezuela
Hilton International (Bulgaria) EAD	Bulgaria
Hilton International (France) SAS	France
Hilton International (Germany) GmbH	Germany
Hilton International (Moscow) LLC	Delaware
Hilton International (Nederland) BV	Netherlands
Hilton International (Switzerland) GmbH	Switzerland
Hilton International (Thailand) Limited	Thailand
Hilton International Aruba NV (In Liquidation)	Aruba
Hilton International Asia Pacific Pte Ltd.	Singapore
Hilton International Australia Holding Pty Ltd	Australia
Hilton International Australia Pty Limited	Australia
Hilton International Barbados Limited	Barbados
Hilton International Canada CRA ULC	Canada
Hilton International Co (Belgium) SPRL/BVBA	Belgium
Hilton International Ecuador LLC	Delaware
Hilton International Franchise (UK) Limited	England, UK
Hilton International GAMMA SASU	France
Hilton International Holding Corporation	Delaware
Hilton International Holding USA Corporation	Delaware
Hilton International Holdings LLC	Delaware
Hilton International Hotels (U.K.) Limited	England, UK
Hilton International Jamaica Limited	Jamaica
Hilton International LLC	Delaware
Hilton International Manage (Americas) LLC	Delaware
Hilton International Manage (Argentina) SRL	Argentina
Hilton International Manage (CIS) LLC	Delaware
Hilton International Manage (Maldives) Pvt. Ltd	Maldives
Hilton International Manage (Middle East) LLC	Delaware
Hilton International Manage LLC	Delaware
Hilton International Management LLC	Delaware

Hilton International Management (Middle East) LLC	Delaware
Hilton International of Puerto Rico Inc.	Delaware
Hilton International South Africa (PTY) Limited	South Africa
Hilton International Trinidad Limited	Trinidad and Tobago
Hilton International Vermogensverwaltung GmbH	Germany
Hilton International Wien GmbH	Austria
Hilton Israel Ltd	Israel
Hilton Italiana Srl	Italy
Hilton Kingsland 1, LLC	Delaware
Hilton Land Investment 1, LLC	Delaware
Hilton Leisure Breaks Limited	England, UK
Hilton Malta Limited	Malta
Hilton Management LLC	Delaware
Hilton Mexico Promotora SA de CV	Mexico
Hilton Munich Airport Hotel Manage GmbH	Germany
Hilton Nairobi Limited	Kenya
Hilton New Jersey Service Corp.	Delaware
Hilton New Orleans, LLC	Delaware
Hilton of Malaysia LLC	Delaware
Hilton of Panama Limited	Panama
Hilton of Spain S.L.	Spain
Hilton OPB, LLC	Delaware
Hilton Orlando Partners II, LLC	Delaware
Hilton Orlando Partners III, LLC	Delaware
Hilton PCB S.a.r.l.	Luxembourg
Hilton Recreation LLC	Delaware
Hilton Reservations Worldwide, L.L.C.	Delaware
Hilton Resorts Corporation	Delaware
Hilton Resorts Marketing Corp.	Delaware
Hilton Resorts Marketing Korea, LLC	Korea, Republic of
Hilton Riverside, LLC	Delaware
Hilton Russia LLC	Delaware
Hilton San Diego Corporation	California
Hilton Seattle Airport LLC	Delaware
Hilton Service Center GmbH	Germany
Hilton Spring Corporation	Delaware
Hilton Suites, LLC	Delaware
Hilton Supply Management LLC	Delaware
Hilton Systems Solutions, LLC	Delaware
Hilton Systems, LLC	Delaware
Hilton Tobago Limited	Trinidad and Tobago
Hilton Travel Services LLC	Delaware
Hilton U.S. Finance LLC	Delaware
Hilton UK Corporate Director Limited	England, UK
Hilton UK Hotels Limited	England, UK
Hilton UK Manage Limited	England, UK
Hilton UK Pension Trustee Limited	England, UK
Hilton Waldorf Holdings LLC	Delaware
Hilton Worldwide Franchising LP	England, UK
Hilton Worldwide FS Treasury Limited	England, UK
Hilton Worldwide Holding 1 Limited	England, UK
Hilton Worldwide Holding 2 Limited	England, UK
Hilton Worldwide Holding LLP	England, UK
Hilton Worldwide International CRA B.V.	Netherlands
Hilton Worldwide International CRA Holding C.V	Netherlands
Hilton Worldwide International FS Treasury LLC	Delaware
Hilton Worldwide International Holding 1 LLC	Delaware
Hilton Worldwide International Israel Ltd.	Israel
Hilton Worldwide International Italy S.r.l.	Italy
Hilton Worldwide International Myanmar Limited	Myanmar
Hilton Worldwide International Puerto Rico LLC	Puerto Rico

Hilton Worldwide Manage Limited	England, UK
Hilton Worldwide Services Limited	Scotland, UK
Hilton Worldwide, Inc.	Delaware
Hilton-OCCC Hotel, LLC	Florida
Hilton-OCCC Mezz Lender, LLC	Florida
Hiro Grundstucks GmbH & Co KG	Germany
HIRO Hotel GmbH & Co KG	Germany
HIRO Verwaltungs GmbH	Germany
HLT Adda GP Limited	England, UK
HLT Aro Manage Limited	England, UK
HLT Audubon LLC	Delaware
HLT Bradford Limited	England, UK
HLT Brazil LLC	Delaware
HLT CA Hilton LLC	Delaware
HLT Canada Managed LP	Delaware
HLT Conrad Domestic LLC	Delaware
HLT Craigendarroch Suites Limited	England, UK
HLT DC Owner LLC	Delaware
HLT Domestic JV Holdings LLC	Delaware
HLT Domestic Owner LLC	Delaware
HLT Drake LLC	Delaware
HLT English Operator Limited	England, UK
HLT ESP Franchise LLC	Delaware
HLT ESP International Franchise LLC	Delaware
HLT ESP International Franchisor Corporation	Delaware
HLT ESP International Manage LLC	Delaware
HLT ESP International Management Corporation	Delaware
HLT ESP Manage LLC	Delaware
HLT Existing Franchise Holding LLC	Delaware
HLT Franchise II Borrower LLC	Delaware
HLT Franchise Mezz II-A LLC	Delaware
HLT Franchise Mezz II-B LLC	Delaware
HLT Franchise Mezz II-C LLC	Delaware
HLT Franchise Mezz II-D LLC	Delaware
HLT Franchise Mezz II-E LLC	Delaware
HLT Franchise Mezz II-F LLC	Delaware
HLT Franchise Mezz II-G LLC	Delaware
HLT Franchise Mezz II-H LLC	Delaware
HLT Franchise Mezz II-I LLC	Delaware
HLT Franchise Mezz II-J LLC	Delaware
HLT Franchise Mezz II-K LLC	Delaware
HLT Franchise Mezz V-A LLC	Delaware
HLT Franchise Mezz V-B LLC	Delaware
HLT Franchise Mezz V-C LLC	Delaware
HLT Franchise Mezz V-D LLC	Delaware
HLT Franchise Mezz V-E LLC	Delaware
HLT Franchise Mezz V-F LLC	Delaware
HLT Franchise Mezz V-G LLC	Delaware
HLT Franchise Mezz V-H LLC	Delaware
HLT Franchise Mezz V-I LLC	Delaware
HLT Franchise Mezz V-J LLC	Delaware
HLT Franchise Mezz V-K LLC	Delaware
HLT Franchise V Borrower LLC	Delaware
HLT German Manage GmbH	Germany
HLT German Services GmbH	Germany
HLT GP LLC	Delaware
HLT Hawaii Holding LLC	Delaware
HLT HQ SPE LLC	Delaware
HLT HSM Holding LLC	Delaware
HLT HSS Holding LLC	Delaware
HLT International Existing Franchise Holding LLC	Delaware

HLT International Manage LLC	Delaware
HLT JV Acquisition LLC	Delaware
HLT JV I Borrower LLC	Delaware
HLT JV II Borrower LLC	Delaware
HLT JV Mezz I-A LLC	Delaware
HLT JV Mezz I-B LLC	Delaware
HLT JV Mezz I-C LLC	Delaware
HLT JV Mezz I-D LLC	Delaware
HLT JV Mezz I-E LLC	Delaware
HLT JV Mezz I-F LLC	Delaware
HLT JV Mezz I-G LLC	Delaware
HLT JV Mezz I-H LLC	Delaware
HLT JV Mezz I-I LLC	Delaware
HLT JV Mezz II-A LLC	Delaware
HLT JV Mezz II-B LLC	Delaware
HLT JV Mezz II-C LLC	Delaware
HLT JV Mezz II-D LLC	Delaware
HLT JV Mezz II-E LLC	Delaware
HLT JV Mezz II-F LLC	Delaware
HLT JV Mezz II-G LLC	Delaware
HLT JV Mezz II-H LLC	Delaware
HLT JV Mezz II-I LLC	Delaware
HLT JV Mezz II-J LLC	Delaware
HLT JV Mezz II-K LLC	Delaware
HLT JV Mezz I-J LLC	Delaware
HLT JV Mezz I-K LLC	Delaware
HLT Lifestyle Franchise LLC	Delaware
HLT Lifestyle International Franchise LLC	Delaware
HLT Lifestyle International Franchisor Corporation	Delaware
HLT Lifestyle International Manage LLC	Delaware
HLT Lifestyle International Management Corporation	Delaware
HLT Lifestyle Manage LLC	Delaware
HLT Logan LLC	Delaware
HLT London Manage Limited	England, UK
HLT Managed IV Holding Limited	England, UK
HLT Managed IV-A Borrower Limited	England, UK
HLT Managed IV-A Holding Limited	England, UK
HLT Managed Mezz IV-A Limited	England, UK
HLT Managed Mezz IV-B Limited	England, UK
HLT Managed Mezz IV-C Limited	England, UK
HLT Managed Mezz IV-D Limited	England, UK
HLT Managed Mezz IV-E Limited	England, UK
HLT Managed Mezz IV-F Limited	England, UK
HLT Managed Mezz IV-G Limited	England, UK
HLT Managed Mezz IV-H Limited	England, UK
HLT Managed Mezz IV-I Limited	England, UK
HLT Managed Mezz IV-J Limited	England, UK
HLT Managed Mezz IV-K Limited	England, UK
HLT Managed Mezz V-A Limited	England, UK
HLT Managed Mezz V-B Limited	England, UK
HLT Managed Mezz V-C Limited	England, UK
HLT Managed Mezz V-D Limited	England, UK
HLT Managed Mezz V-E Limited	England, UK
HLT Managed Mezz V-F Limited	England, UK
HLT Managed Mezz V-G Limited	England, UK
HLT Managed Mezz V-H Limited	England, UK
HLT Managed Mezz V-I Limited	England, UK
HLT Managed Mezz VI-A LLC	Delaware
HLT Managed Mezz VI-B LLC	Delaware
HLT Managed Mezz VI-C LLC	Delaware
HLT Managed Mezz VI-D LLC	Delaware

HLT Managed Mezz VI-E LLC	Delaware
HLT Managed Mezz VI-F LLC	Delaware
HLT Managed Mezz VI-G LLC	Delaware
HLT Managed Mezz VI-H LLC	Delaware
HLT Managed Mezz VI-I LLC	Delaware
HLT Managed Mezz VI-J LLC	Delaware
HLT Managed Mezz VI-K LLC	Delaware
HLT Managed Mezz V-J Limited	England, UK
HLT Managed Mezz V-K Limited	England, UK
HLT Managed Mezz XI-A GmbH	Germany
HLT Managed Mezz XI-B GmbH	Germany
HLT Managed Mezz XI-C GmbH	Germany
HLT Managed Mezz XI-D GmbH	Germany
HLT Managed Mezz XI-E GmbH	Germany
HLT Managed Mezz XI-F GmbH	Germany
HLT Managed Mezz XI-G GmbH	Germany
HLT Managed Mezz XI-H GmbH	Germany
HLT Managed Mezz XI-I GmbH	Germany
HLT Managed Mezz XI-J GmbH	Germany
HLT Managed Mezz XI-K GmbH	Germany
HLT Managed V Holding Limited	England, UK
HLT Managed V-A Borrower Limited	England, UK
HLT Managed V-A Holding Limited	England, UK
HLT Managed VI Holding LLC	Delaware
HLT Managed VI-A Borrower LLC	Delaware
HLT Managed VI-A Holding LLC	Delaware
HLT Managed XI-A Borrower GmbH	Germany
HLT Managed XII-A Holding LLC	Delaware
HLT Memphis Data LLC	Delaware
HLT Memphis LLC	Delaware
HLT Mexico LLC	Delaware
HLT Milton Keynes Limited	England, UK
HLT NY Hilton LLC	Delaware
HLT NY Waldorf LLC	Delaware
HLT O’Hare LLC	Delaware
HLT Operate DTWC LLC	Delaware
HLT Operating III-A Borrower Limited	England, UK
HLT Operating III-A Holding Limited	England, UK
HLT Operating Mezz I-A LLC	Delaware
HLT Operating Mezz I-B LLC	Delaware
HLT Operating Mezz I-C LLC	Delaware
HLT Operating Mezz I-D LLC	Delaware
HLT Operating Mezz I-E LLC	Delaware
HLT Operating Mezz I-F LLC	Delaware
HLT Operating Mezz I-G LLC	Delaware
HLT Operating Mezz I-H LLC	Delaware
HLT Operating Mezz I-I LLC	Delaware
HLT Operating Mezz III-A Limited	England, UK
HLT Operating Mezz III-B Limited	England, UK
HLT Operating Mezz III-C Limited	England, UK
HLT Operating Mezz III-D Limited	England, UK
HLT Operating Mezz III-E Limited	England, UK
HLT Operating Mezz III-F Limited	England, UK
HLT Operating Mezz III-G Limited	England, UK
HLT Operating Mezz III-H Limited	England, UK
HLT Operating Mezz III-I Limited	England, UK
HLT Operating Mezz III-J Limited	England, UK
HLT Operating Mezz III-K Limited	England, UK
HLT Operating Mezz I-J LLC	Delaware
HLT Operating Mezz I-K LLC	Delaware
HLT Operating Mezz V-A Limited	England, UK

HLT Operating Mezz V-B Limited	England, UK
HLT Operating Mezz V-C Limited	England, UK
HLT Operating Mezz V-D Limited	England, UK
HLT Operating Mezz V-E Limited	England, UK
HLT Operating Mezz V-I Limited	England, UK
HLT Operating Mezz VII-A Limited	England, UK
HLT Operating Mezz VII-B Limited	England, UK
HLT Operating Mezz VII-C Limited	England, UK
HLT Operating Mezz VII-D Limited	England, UK
HLT Operating Mezz VII-E Limited	England, UK
HLT Operating Mezz VII-F Limited	England, UK
HLT Operating Mezz VII-G Limited	England, UK
HLT Operating Mezz VII-H Limited	England, UK
HLT Operating Mezz VII-I Limited	England, UK
HLT Operating Mezz VII-J Limited	England, UK
HLT Operating Mezz VII-K Limited	England, UK
HLT Operating Mezz V-J Limited	England, UK
HLT Operating Mezz V-K Limited	England, UK
HLT Operating V-A Borrower Limited	England, UK
HLT Operating V-A Holding Limited	England, UK
HLT Operating VII-A Borrower GmbH	Germany
HLT Owned II Holding LLC	Delaware
HLT Owned II-A Borrower LLC	Delaware
HLT Owned IX Holding Limited	England, UK
HLT Owned IX-A Holding Limited	England, UK
HLT Owned Mezz I-A LLC	Delaware
HLT Owned Mezz I-B LLC	Delaware
HLT Owned Mezz I-C LLC	Delaware
HLT Owned Mezz I-D LLC	Delaware
HLT Owned Mezz I-E LLC	Delaware
HLT Owned Mezz I-F LLC	Delaware
HLT Owned Mezz I-G LLC	Delaware
HLT Owned Mezz I-H LLC	Delaware
HLT Owned Mezz I-I LLC	Delaware
HLT Owned Mezz II-A LLC	Delaware
HLT Owned Mezz II-B LLC	Delaware
HLT Owned Mezz II-C LLC	Delaware
HLT Owned Mezz II-D LLC	Delaware
HLT Owned Mezz II-E LLC	Delaware
HLT Owned Mezz II-F LLC	Delaware
HLT Owned Mezz II-G LLC	Delaware
HLT Owned Mezz II-H LLC	Delaware
HLT Owned Mezz II-I LLC	Delaware
HLT Owned Mezz III-A LLC	Delaware
HLT Owned Mezz III-B LLC	Delaware
HLT Owned Mezz III-C LLC	Delaware
HLT Owned Mezz III-D LLC	Delaware
HLT Owned Mezz III-E LLC	Delaware
HLT Owned Mezz III-F LLC	Delaware
HLT Owned Mezz III-G LLC	Delaware
HLT Owned Mezz III-H LLC	Delaware
HLT Owned Mezz III-I LLC	Delaware
HLT Owned Mezz III-J LLC	Delaware
HLT Owned Mezz III-K LLC	Delaware
HLT Owned Mezz II-J LLC	Delaware
HLT Owned Mezz II-K LLC	Delaware
HLT Owned Mezz I-J LLC	Delaware
HLT Owned Mezz I-K LLC	Delaware
HLT Owned Mezz IX-A Limited	England, UK
HLT Owned Mezz IX-B Limited	England, UK
HLT Owned Mezz IX-C Limited	England, UK

HLT Owned Mezz IX-D Limited	England, UK
HLT Owned Mezz IX-E Limited	England, UK
HLT Owned Mezz IX-F Limited	England, UK
HLT Owned Mezz IX-G Limited	England, UK
HLT Owned Mezz IX-H Limited	England, UK
HLT Owned Mezz IX-I Limited	England, UK
HLT Owned Mezz IX-J Limited	England, UK
HLT Owned Mezz IX-K Limited	England, UK
HLT Owned Mezz V-A Limited	England, UK
HLT Owned Mezz VI-A LLC	Delaware
HLT Owned Mezz VI-B LLC	Delaware
HLT Owned Mezz VI-C LLC	Delaware
HLT Owned Mezz VI-D LLC	Delaware
HLT Owned Mezz VI-E LLC	Delaware
HLT Owned Mezz VI-F LLC	Delaware
HLT Owned Mezz VI-G LLC	Delaware
HLT Owned Mezz VI-H LLC	Delaware
HLT Owned Mezz VI-I LLC	Delaware
HLT Owned Mezz VI-J LLC	Delaware
HLT Owned Mezz VI-K LLC	Delaware
HLT Owned Mezz V-J Limited	England, UK
HLT Owned Mezz V-K Limited	England, UK
HLT Owned Mezz X-A Limited	England, UK
HLT Owned Mezz X-B Limited	England, UK
HLT Owned Mezz X-C Limited	England, UK
HLT Owned Mezz X-D Limited	England, UK
HLT Owned Mezz X-E Limited	England, UK
HLT Owned Mezz X-F Limited	England, UK
HLT Owned Mezz X-G Limited	England, UK
HLT Owned Mezz X-H Limited	England, UK
HLT Owned Mezz X-I Limited	England, UK
HLT Owned Mezz XI-A Limited	England, UK
HLT Owned Mezz XI-B Limited	England, UK
HLT Owned Mezz XI-C Limited	England, UK
HLT Owned Mezz XI-D Limited	England, UK
HLT Owned Mezz XI-E Limited	England, UK
HLT Owned Mezz XI-F Limited	England, UK
HLT Owned Mezz XI-G Limited	England, UK
HLT Owned Mezz XI-H Limited	England, UK
HLT Owned Mezz XI-I Limited	England, UK
HLT Owned Mezz XII-A LLC	Delaware
HLT Owned Mezz XII-B LLC	Delaware
HLT Owned Mezz XII-C LLC	Delaware
HLT Owned Mezz XII-D LLC	Delaware
HLT Owned Mezz XII-E LLC	Delaware
HLT Owned Mezz XII-F LLC	Delaware
HLT Owned Mezz XII-G LLC	Delaware
HLT Owned Mezz XII-H LLC	Delaware
HLT Owned Mezz XII-I LLC	Delaware
HLT Owned Mezz XII-J LLC	Delaware
HLT Owned Mezz XII-K LLC	Delaware
HLT Owned Mezz XI-J Limited	England, UK
HLT Owned Mezz XI-K Limited	England, UK
HLT Owned Mezz X-J Limited	England, UK
HLT Owned Mezz X-K Limited	England, UK
HLT Owned V Holding Limited	England, UK
HLT Owned V-A Holding Limited	England, UK
HLT Owned VI-A Holding LLC	Delaware
HLT Owned VII Holding LLC	Delaware
HLT Owned VII-A Holding LLC	Delaware
HLT Owned VIII Holding LLC	Delaware

HLT Owned X Holding Limited	England, UK
HLT Owned X-A Borrower Limited	England, UK
HLT Owned X-A Holding Limited	England, UK
HLT Owned XI Holding Limited	England, UK
HLT Owned XI-A Borrower Limited	England, UK
HLT Palmer LLC	Delaware
HLT Property Acquisition LLC	Delaware
HLT Resorts GP LLC	Delaware
HLT San Jose LLC	Delaware
HLT Secretary Limited	England, UK
HLT Stakis IP Limited	England, UK
HLT Stakis Operator Limited	England, UK
HLT Stakis SPE Limited	England, UK
HLT Stakis SPE Ltd - Sweden (Branch)	Sweden
HLT Timeshare Borrower I LLC	Delaware
HLT Timeshare Borrower II LLC	Delaware
HLT Timeshare Mezz I-A LLC	Delaware
HLT Timeshare Mezz I-B LLC	Delaware
HLT Timeshare Mezz I-C LLC	Delaware
HLT Timeshare Mezz I-D LLC	Delaware
HLT Timeshare Mezz I-E LLC	Delaware
HLT Timeshare Mezz I-F LLC	Delaware
HLT Timeshare Mezz I-G LLC	Delaware
HLT Timeshare Mezz I-H LLC	Delaware
HLT Timeshare Mezz I-I LLC	Delaware
HLT Timeshare Mezz II-A LLC	Delaware
HLT Timeshare Mezz II-B LLC	Delaware
HLT Timeshare Mezz II-C LLC	Delaware
HLT Timeshare Mezz II-D LLC	Delaware
HLT Timeshare Mezz II-E LLC	Delaware
HLT Timeshare Mezz II-F LLC	Delaware
HLT Timeshare Mezz II-G LLC	Delaware
HLT Timeshare Mezz II-H LLC	Delaware
HLT Timeshare Mezz II-I LLC	Delaware
HLT Timeshare Mezz II-J LLC	Delaware
HLT Timeshare Mezz II-K LLC	Delaware
HLT Timeshare Mezz I-J LLC	Delaware
HLT Timeshare Mezz I-K LLC	Delaware
HLT Treasury Mezz I-A Limited	England, UK
HLT Treasury Mezz I-B Limited	England, UK
HLT Treasury Mezz I-C Limited	England, UK
HLT Treasury Mezz I-D Limited	England, UK
HLT Treasury Mezz I-E Limited	England, UK
HLT Treasury Mezz I-F Limited	England, UK
HLT Treasury Mezz I-G Limited	England, UK
HLT Treasury Mezz I-H Limited	England, UK
HLT Treasury Mezz I-I Limited	England, UK
HLT Treasury Mezz I-J Limited	England, UK
HLT Treasury Mezz I-K Limited	England, UK
HLT Waldorf=Astoria International Manage LLC	Delaware
Homewood Suites Franchise LLC	Delaware
Homewood Suites Management LLC	Delaware
Hotel Clubs of Corporate Woods, Inc.	Kansas
Hotel Corporation of Europe LLC	Delaware
Hotel Hilton Plaza AB	Sweden
Hotel Maatschappij Rotterdam BV	Netherlands
Hotel Maatschappij Schiphol BV	Netherlands
Hotel Management (Middle East) LLC	Delaware
Hotel Management of Minneapolis Inc.	Minnesota
Hotelbetriebsgesellschaft Hochstrasse GmbH	Germany
Hotels Statler Company, Inc.	Delaware

HPP Hotels USA, Inc.	Delaware
HPP International Corporation	Nevada
HRC Islander LLC	Delaware
HTGV, LLC	Delaware
Hyden Holdings Limited	Gibraltar
Inhil Co., Inc.	New York
Innvision, LLC	Delaware
International Brand Hospitality GmbH	Austria
International Brand Hospitality GmbH	Germany
International Hotels (Kenya) Limited	Kenya
International Rivercenter Lessee, L.L.C.	Louisiana
International Rivercenter, L.L.C.	Louisiana
Intersection Hotels Limited	England, UK
Istanbul Park Hilton Enternasyonal Otelcilik Limited Sirketi	Turkey
Izmir Hilton Enternasyonal Otelcilik AS	Turkey
Kayseri Hilton Enternasyonal Otelcilik AS	Turkey
KC Plaza GP LLC	Delaware
Kenner Hotel Limited Partnership	Delaware
King Street Station Hotel Associates, L.P.	Virginia
Kitty O’Shea’s Chicago, LLC	Delaware
Konya Hilton Enternasyonal Otelcilik AS	Turkey
Livingwell Australia Pty Limited	Australia
LivingWell Limited	England, UK
Lockwood Palmer House, LLC	Delaware
Madagascar Hilton SARL	Madagascar
Maple Hotels Management Company Limited	England, UK
Margate Towers at Kingston Plantation, L.L.C.	Delaware
Marin Hotel Owner LLC	Delaware
Marquette Holdings LLC	Delaware
Marquette MPT, Inc.	Delaware
Mayaguez Hilton LLC	Delaware
MC Treasury Limited	England, UK
McLean Hilton LLC	Delaware
Meritex, LLC	Delaware
Mersin Hilton Enternasyonal Otelcilik AS	Turkey
Miami Airport LLC	Delaware
Middle East Hotels LLC	Delaware
Milbuck Holdings, Inc	Delaware
New Orleans Rivercenter	Louisiana
Nippon Hilton Co Ltd	Japan
NORC Riparian Property, Inc.	Louisiana
Oakbrook Hilton Suites and Garden Inn LLC	Illinois
Odawara Hilton Co., Ltd	Japan
Operadora de Hoteles Loreto, S. de R.L. de C.V	Mexico
Osaka Hilton Co Ltd	Japan
Overland Park Hotel Owner LLC	Delaware
P.T. Jakarta International Artha	Indonesia
Parsippany Hotel Owner LLC	Delaware
Peacock Alley Service Company, LLC	New York
Pembroke Hotel Limited	England, UK
Phoenix SP Hilton LLC	Delaware
Potter’s Bar Palmer House, LLC	Delaware
Promus Hotel Services, Inc.	Delaware
Promus Hotels Florida LLC	Delaware
Promus Hotels LLC	Delaware
Promus Hotels Minneapolis, Inc.	Delaware
Promus Hotels Parent LLC	Delaware
Promus Operating LLC	Delaware
Promus/FCH Condominium Company, L.L.C.	Delaware
Promus/FCH Development Company, L.L.C.	Delaware
Promus/Kingston Development Corporation	Delaware

PT Hilton International Manage Indonesia	Indonesia
PT. Conrad Management Indonesia	Indonesia
Puckrup Hall Hotel Limited	England, UK
S.F. Hilton LLC	Delaware
SALC, Inc.	Texas
Samantha Hotel LLC	Delaware
San Antonio Airport GP LLC	Delaware
Servicios y Recursos Administrativos Hoteleros S. de R.L. de C.V.	Mexico
Short Hills Hilton LLC	Delaware
SL Secundus GmbH	Germany
SL Secundus GmbH & Co. Objekt Nürnberg KG	Germany
Societe d’Exploitation Hoteliere d’Orly EURL	France
Societe d’Exploitation Hoteliere du XVeme EURL	France
Societe d’exploitation Hoteliere La defense SAS	France
Societe Tunis Hilton SARL	Tunisia
Splendid Property Company Limited	Scotland, UK
St Helens Hotels Limited	England, UK
Stakis Central Services Limited	Scotland, UK
Stakis Finance Limited	Scotland, UK
Suite Life LLC	Delaware
Sunrise Resources (Australia) Pty Ltd	Australia
Tandem Limited	Isle of Man
Tel Aviv Hilton Limited	Israel
Tex Holdings, Inc.	Delaware
The Lodore Hotel Limited	England, UK
UK Leasing Brighton Limited	England, UK
UK Leasing Cobham Limited	England, UK
UK Leasing Croydon Limited	England, UK
UK Leasing East Midlands Limited	England, UK
UK Leasing Leeds City Limited	England, UK
UK Leasing Leicester Limited	England, UK
UK Leasing London Kensington Limited	England, UK
UK Leasing Northampton Limited	England, UK
UK Leasing Nottingham Limited	England, UK
UK Leasing Puckrup Limited	England, UK
UK Leasing Watford Limited	England, UK
UK Leasing York Limited	England, UK
Village Motor Inn	Montana
Vista International DE LLC	Delaware
Vista Real Estate Management Company	Egypt
WA Collection International, LLC	Delaware
Waldorf Astoria Franchise LLC	Delaware
Washington Hilton, L.L.C.	New York
World Hotels, B.V.	Netherlands